UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2009

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33312	04-3465241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Gould Street

Needham, Massachusetts 02494

(Address of Principal Executive Offices) (Zip Code)

(781) 851-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On June 19, 2009, the Board of Directors (the “Board”) of Salary.com, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Mr. William C. Martin as a director to fill a newly created seat on the Board. Mr. Martin’s appointment to the Board is effective July 1, 2009. Mr. Martin will serve as a Class II director and will hold office until the Company’s 2011 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Martin has not been appointed to any committees of the Board. In connection with Mr. Martin’s election to the Board, the size of the Board was increased from nine to ten members.

According to a Schedule 13D filed on March 19, 2009, Mr. Martin and Raging Capital are deemed to beneficially own 1,468,371 and 1,452,871 shares of the Company’s Common Stock, respectively. The Company believes that the election of Mr. Martin helps strengthen the Board by adding an independent director who is also a significant stockholder with relevant industry experience.

Neither Mr. Martin nor any of his immediate family members have any contract, arrangement, understanding or relationship with any person that would be required to be disclosed under Item 404(a) of Regulation S-K.

Effective as of July 1, 2009, Mr. Martin will receive a retainer fee and meeting attendance fees on the same terms and conditions as the Company’s other directors. The amount of the director fees for fiscal 2010 have not yet been determined. For fiscal 2009, the retainer fee for a director not serving on any committees was $60,000 and the per meeting fees were $1,000 for each meeting attended in person and $500 for each meeting attended telephonically. In addition to his director fees, Mr. Martin will be eligible to receive equity awards under the Company’s 2007 Stock Option and Incentive Plan (as amended). No awards have been granted to Mr. Martin at this time. The Company also expects to enter into an indemnification agreement on the Company’s standard form, a copy of which was filed as Exhibit 10.12 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 dated January 19, 2007.

On June 23, 2009 the Company issued a press release announcing Mr. Martin’s election to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Salary.com, Inc. Press Release issued June 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: June 24, 2009	By:	/s/ Bryce Chicoyne
Bryce Chicoyne
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Salary.com, Inc. Press Release issued June 23, 2009.